EXHIBIT 10.27

             STRATEGIC DEVELOPMENT, MARKETING AND SERVICES AGREEMENT

         THIS STRATEGIC DEVELOPMENT, MARKETING AND SERVICES AGREEMENT (this "Agreement") by and between First Data Merchant Services Corporation, a Florida corporation ("FDMS"), and ValueStar, Inc., a California corporation ("ValueStar"), is made this 29th day of September, 2000 (the "Effective Date").

         WHEREAS, ValueStar provides a merchant rating service, a merchant benefits service and a cardholder benefits service (collectively, the "ValueStar System" or "ValueStar Benefits");

         WHEREAS,   FDMS  is  in  the  business  of  providing  certain  payment processing services for credit and debit card transactions for merchants through its Channels;

         WHEREAS, FDMS is in the process of enhancing a system proprietary to FDMS that will allow FDMS to match credit card numbers registered with ValueStar with transactions at merchants registered with ValueStar paid for with the registered credit card numbers (the "FDMS System"); and

         WHEREAS, ValueStar is in the process of enhancing a system proprietary to ValueStar that creates customer surveys, provides benefits that stimulate customer survey responses and tabulates and posts rating results (the "ValueStar System");

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Definitions. The following capitalized words shall have the following meanings when used herein.

    a) "Affiliate" shall mean any entity which, directly or indirectly, owns or controls, is owned or is controlled by or is under common ownership or con trol with FDMS, and includes Alliances.

    b) "Alliance" shall mean any venture (in any form, including in corporate, partnership or limited liability company form) or contractual alliance now or hereafter entered into between FDMS (or any of its Affiliates) and one or more third parties for the provision of any bankcard or other credit card processing services pursuant to an arrangement whereby FDMS or its Affiliate shares the economic benefit of ownership of merchant contracts through profit sharing, revenue sharing, a royalty interest, or otherwise.

    c) "Channel" shall mean an Alliance or FDMS Bank that has relationships with FDMS Merchants.

    d) "Channel Participation Agreement" shall mean an agreement between FDMS and a Channel pursuant to which such Channel agrees to market the Program to its respective FDMS Merchants pursuant to a Merchant Participation Agreement, and shall be substantially in the form to be attached hereto as Exhibit A and approved by ValueStar, which approval will not be unreasonably withheld. The parties acknowledge and agree

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         that  a  Channel  Participation  Agreement  may be in  the  form  of an addendum  to the  extent  FDMS or an  Affiliate  already  has a  master
         services  or  alliance  agreement  with  such  Channel.   "Confidential
         Information" shall have the meaning set forth in Section 17 of this Agreement.

    e) "Consumer Registration Terms" shall mean those certain terms and conditions that a Registered Consumer must access and agree to prior to participating in the Program.

    f) "FDMS Bank" shall mean a bank and/or other third party and their authorized agents/members with whom FDMS and/or an Affiliate has entered into an agreement under which FDMS or its Affiliate provides bankcard issuing services and/or a bank or other third party or their authorized agents/members with whom FDMS or an Affiliate has entered into an agreement to provide certain bankcard processing services.

    g) "FDMS Merchant" shall mean a merchant that has entered into an agreement with FDMS and/or a Channel under which FDMS or such Channel provides the Payment Processing Services or other services to such merchant.

    h) "FDMS System" shall mean the FDMS proprietary software and systems that allow FDMS to tag and/or identify ValueStar Transactions, and shall include all technology, software, hardware and all other components comprising the FDMS System, and all enhancements and modifications thereto.

    i)   "Matching  Services"  shall mean the services  provided by FDMS and the
         FDMS  System   hereunder   that  allows  FDMS  to  identify   ValueStar
         Transactions,

    j) "Participating Issuer" shall mean a bankcard issuer which has signed an agreement with ValueStar to offer the Program to its cardholders and to enable them to become Registered Consumers.

    k) "Payment Processing Services" shall mean the services FDMS and its Channels provide to FDMS Merchants, including but not limited to authorization, data capture, processing, settlement and reconciliation of credit and debit card transactions.

    l) "Program" shall mean the service offering, including the Matching Services, and related services that the parties will provide to FDMS Merchants, consumers, and third parties, through use of the ValueStar System and the FDMS System as more fully described in Exhibit B.

    m) "Registered Consumer" shall mean a consumer / cardholder that registers its credit card number in order to be eligible for ValueStar Benefits and has agreed to participate in the Program or a cardholder that has been registered by a Participating Issuer or that has directly registered with ValueStar.

    n)   "Registered  Consumer  Information"  shall mean the information  that a
         Registered   Consumer  provides  to  ValueStar  with  respect  to  such
         Registered Consumer.

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    o)   "Registered  Credit Card Number " shall mean those numbers  provided by
         ValueStar to FDMS of Registered Consumers.

    p) "Registered Participating Merchant" shall mean an FDMS Merchant that was registered for the ValueStar Services while the FDMS Merchant's Channel was party to a Channel Participation Agreement.

    q) "Registered Merchant Participation Agreement" shall mean an agreement between ValueStar and an FDMS Merchant pursuant to which such FDMS Merchant agrees to participate in the Program pursuant to standard terms and conditions where a Channel Participation Agreement does exist between FDMS and the Channel. No Registered Merchant Participation Agreement shall be effective until approved by ValueStar, which approval shall not be unreasonably withheld.

    r)   "Transaction Data" shall mean *****.

    s) "ValueStar Transactions" shall mean transactions that a Registered Consumer initiates at an FDMS Merchant location using a Registered Credit Card Number that match a Registered Participating Merchant.

2) Term. The Agreement shall commence on the Effective Date and continue for a term of five (5) years (the "Initial Term") subject to the termination provisions set forth herein. After the Initial Term the Agreement will renew for additional terms of two (2) years each unless either party provides the other one hundred twenty (120) days written notice of its intent not to renew prior to the end of the then-current term.

3) Pre-Launch Obligations. The parties anticipate that the Program will be commercially available and operable on ***** or such other date as the parties may mutually agree upon (the "Launch Date"). In order to achieve the Launch Date, the parties have prepared a Task Plan attached to this Agreement as Exhibit B. The Task Plan sets forth the tasks each party plans to complete between the Effective Date and the Launch Date. Each party will use commercially reasonable efforts to meet the time frames and obligations set forth in the Task Plan.

4) Development. The Task Plan sets forth each party's specific obligations to modify or enhance the FDMS System in order to meet the Launch Date and provide a commercially viable Program.

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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

    a) FDMS will use commercially reasonable and good faith efforts to undertake reasonable development efforts required to meet the Launch Date, which shall be *****. FDMS has attached hereto a preliminary estimate of the funding required for such development. FDMS will begin development only after ValueStar approves such estimate, provided that such approval will not be unreasonably withheld. FDMS shall invoice ValueStar on a monthly basis for development work conducted during the prior month. In the event any such invoice is not paid in full by ValueStar within 30 days from receipt of the invoice, FDMS shall cease its development efforts until all outstanding amounts are received, which ValueStar acknowledges may affect the Launch Date. FDMS will notify ValueStar in the event, during such development,*****. All development by FDMS under this Section shall be considered part of the FDMS System and shall be proprietary to FDMS. If by operation of law any of such development, including the intellectual property rights incorporated therein, is not owned in its entirety by FDMS automatically upon creation thereof, then ValueStar shall assign to FDMS the specific work product that results from such development.

    b) FDMS acknowledges that ValueStar will undertake development of the ValueStar System, software modules or other technological improvements ("ValueStar Improvements") to its software and/or hardware, based in part on proprietary technical specifications provided by FDMS to help integrate the ValueStar program and ValueStar Benefits with information supplied to or by FDMS. FDMS acknowledges and agrees that, as between FDMS and ValueStar, any software or hardware developed and used by ValueStar shall remain the exclusive property of ValueStar and that ValueStar will retain all right, title and interest therein during the term of this Agreement and thereafter. Notwithstanding the foregoing, nothing herein shall give ValueStar any right, title or interest in any information, including technical specifications, proprietary to FDMS. Except for technical specifications proprietary to FDMS, copyright to all of the source code, object code and any other embodiment of any ValueStar improvement belongs to and shall remain with ValueStar.

    c) Other Enhancements. Either party may propose in writing an enhancement to the Program (technical or otherwise), including but not limited to making the Program available on FDMS' Omaha platform, that requires the participation and cooperation of the other party. The party receiving such proposal shall consider the proposal in good faith, and if it believes, in its reasonable discretion, that the proposal is beneficial, the parties will enter into an amendment to this Agreement setting forth the terms of the development of such enhancement. Unless otherwise agreed to in writing by the parties, all such additional development shall be*****. Neither party shall be obligated to propose such enhancement or to elect to proceed to develop such enhancement, and if the parties do not agree to develop the enhancement the party proposing the enhancement may develop the enhancement independently with no obligation to account to or obtain the participation of the other party.

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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

    d) Exclusive Rights. Any developments, modifications, derivatives, or enhancements to the FDMS System made under Section 4 whether or not they are ***** shall be owned by FDMS but shall not be used for service rating other than through ValueStar for a period of five (5) years from the date such development is completed and commercially available. This exclusivity shall not apply *****.

5) Program Implementation. The parties acknowledge that the Program requires each party to undertake certain obligations and to cooperate with the other as reasonably requested Exhibit B, which is incorporated herein by reference, outlines the parties' specific responsibilities with respect to each component of the Program.

6) Marketing. FDMS and ValueStar shall each market and promote the Program. FDMS will use commercially reasonable efforts to market the Program to its Channels pursuant to a Channel Participation Agreement, under which a Channel will market the Program to the applicable FDMS Merchants pursuant to the terms of the Merchant Participation Agreement and refer such FDMS Merchants to ValueStar. ValueStar shall provide such assistance, support and cooperation to FDMS as may be reasonably requested in such marketing activities. The Channels, at their discretion, will determine whether to participate in the Program. FDMS, at its own expense, will develop, in conjunction with ValueStar marketing, appropriate materials for merchant and Channel distribution. Internal marketing will include periodic teleconference with participating Channels, Product Days, sales sheets etc.

    a) Marketing Materials. ValueStar shall develop marketing materials and related designs for the Program as may be required to enable FDMS to sufficiently perform under this Section (the "Marketing Materials") in marketing and promoting the Program to the Channels and for the Channels to utilize in promoting the Program to Merchants. ValueStar may retain the services of an advertising agency to provide such design, materials and assistance as necessary. FDMS or its participating Channels will bear the cost of copying and/or customizing the Marketing Materials for use by the participating Channels in marketing to FDMS Merchants. ValueStar shall provide reasonable assistance to the participating Channels to enroll the FDMS Merchants.

    b) Channel Access. Except as otherwise set forth in Section 7(b), ValueStar will not initiate a sales call to a Channel without obtaining the prior consent of FDMS, and FDMS may, in its sole discretion, require that it participate in any sales call made to a Channel. In the event ValueStar identifies a Channel to whom FDMS has not marketed the Program, ValueStar may request cooperation and assistance from FDMS and FDMS shall provide such reasonable cooperation and assistance in order to introduce such Channel to the Program.

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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

    c)   Co-Op Dollars.  *****
         --------------

         d.      Related Promotions. *****
         --      ------------------

7)       Exclusivity. *****
         ------------


8) Costs/Fees/Commissions. Except as otherwise described in this Agreement, the costs, fees and commissions due under this Agreement are set forth in Exhibit E, attached hereto.

9) Reports. During the term of the Agreement ValueStar will generate certain monthly reports related to the Program, the Channels and the FDMS Merchants as FDMS may reasonably request. In addition, FDMS will generate certain ValueStar Transaction reports in the form set forth in Exhibit D and provide them to ValueStar on a daily basis beginning the first day after the Launch Date. Such reports shall be considered to be Confidential Information and neither party shall share such reports or the content of such reports with a third party (other than the Participating Issuers, Channels or FDMS Merchants) without the prior written consent of the other party. Aggregate transaction reports which do not contain personally identifiable information may be provided to ValueStar partners that are receiving a transaction fee on specific transaction types.

10) FDMS Matching Fee. In consideration for FDMS's provision of Matching Services, ValueStar shall owe FDMS a Matching Fee as set forth in Exhibit E for each ValueStar Transaction.

11) ValueStar Merchant Qualification. Only ValueStar will determine the criteria and award of the ValueStar brand to merchants. FDMS and its Partners are not responsible for evaluating a merchant based on the ValueStar criteria. Acceptance of a merchant for ValueStar branding will be the sole responsibility of ValueStar.

a) ValueStar shall be responsible for providing all customer service relating to the Program to merchants and consumers. Notwithstanding the foregoing, FDMS shall cooperate with ValueStar in investigating and resolving issues relating to the matching (or mismatching) of data. All other issues relating to the Program, including but not limited to status inquiries, billing issues and other Registered Consumer and Registered Participant Merchant disputes will be the sole responsibility of ValueStar to investigate and resolve. Additionally, ValueStar shall be required to reimburse an FDMS Channel in the event that the Channel is charged for customer service support provided by FDMS related to the Program.

12)      Payments.  *****
         ---------

13)      Referrals .  *****
         -----------

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

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

14)  Non-Solicitation Obligation. Except as expressly provided herein, ValueStar
     (i) shall not knowingly solicit any FDMS Merchants for services similar to or competitive with the Payment Processing Services and/or the Program; and
     (ii) shall not engage or retain a third party to solicit the FDMS Merchants pursuant to the foregoing prohibitions. FDMS (i) shall neither utilize ValueStar's Confidential Information to solicit nor systematically target any of ValueStar's Registered Participating Merchants for services similar to or competitive with the ValueStar System and/or the Program; and (ii) shall not engage or retain a third party to solicit the ValueStar Registered Participating Merchants pursuant to the foregoing prohibitions; ValueStar's and FDMS' obligations under this paragraph shall be referred to hereinafter as the "Non-Solicitation Obligations".

15) Registered Credit Card Numbers, Registered Participating Merchants and Use of Transaction Data.

     a) ValueStar shall provide FDMS with an initial list of Registered Credit Card Numbers and Registered Participating Merchants that shall be updated on a daily basis. ValueStar represents and warrants to FDMS that all credit card numbers it provides to FDMS under this section are Registered Credit Card Numbers and that all merchant names it provides to FDMS under this Section are Registered Participating Merchants.

     b) Transaction Data shall not be accessed or used by FDMS or ValueStar for any purpose without the prior express authorization of each Registered Consumer (or Participating Issuer) to whom it relates and in any event shall be accessed or used by ValueStar solely for purposes of the Program as described in this Agreement. Each Channel Participation Agreement and Merchant Participation Agreement shall include an authorization by such Channel and FDMS Merchant, respectively, to allow FDMS and ValueStar to access and use the Transaction Data for the purposes contemplated by the Program. Notwithstanding the foregoing, FDMS and/or its Channel owns all data collected or accessed through use of the FDMS System, including but not limited to the Transaction Data. Except for access to and use of the Transaction Data for the purposes of carrying out the Program as expressly provided herein, ValueStar will not use, disclose or sell any Transaction Data without the authorizations described above, and without FDMS' prior written consent, which FDMS may elect not to give in its sole discretion.

16) Privacy Policy. ValueStar shall draft a privacy policy related to the Program and the use of Registered Consumer Information (the "Program Privacy Policy"), which in no event shall be less stringent than FDMS' privacy policy as it may be changed from time to time and which shall have received written approval from FDMS. In addition, any site at which a consumer registers his information shall include a prominent privacy policy that complies with all applicable law and is no less stringent than the Program Privacy Policy. The Consumer Registration Terms shall include clear, prominent authorization by the Registered Consumer allowing the applicable Program provider the right to use and/or disclose (i) Registered Consumer Information for the purposes of providing the Program to such Registered Consumer and providing the Matching Services; and (ii) certain aggregate Registered Consumer Information to third parties for the purposes


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

     of providing information to such third parties related to the effectiveness of the Program. The Consumer Registration Terms shall also include a means by which a Registered Consumer may cease participation in the Program and remove its Registered Consumer Information from the ValueStar System. The Consumer Registration Terms, and any changes to them, shall be subject to review and approval by FDMS. The parties acknowledge and agree that the Program shall be expressly designed to comply with all applicable laws and regulations related to privacy and each party shall take all steps necessary to comply with such laws and abide by the terms of the Program Privacy Policy and the Consumer Registration Terms. In no event shall either party violate the Consumer Registration Terms as it relates to privacy, and a breach of the Consumer Registration Terms shall be a material breach of this Agreement as well.

17)  Confidential Information.

     (a) Each party (the "Disclosing Party") may from time to time during the term of this Agreement disclose to the other party (the "Receiving Party") certain non-public information regarding the Disclosing Party's business ("Confidential Information"). Confidential Information shall also include: any data or information that is competitively sensitive material and not generally known to the public, including but not limited to, products, planning information, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans and internal performance results relating to the past, present or future business activities of FDMS or ValueStar or any of their affiliated companies and the customers, clients and suppliers of any of the foregoing, including in the case of FDMS, the Alliances; any scientific or technical information, design, process, procedure, formula or improvement that is commercially valuable and secret in the sense that its confidentiality affords FDMS or ValueStar a competitive advantage over its competitors; all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, information and trade secrets, whether or not patentable or copyrightable; all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, computer programs and data, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation (including data in computer or other digital format) of the foregoing which now exist or come into the control or possession of the party; and Registered Consumer and Merchant information. Additionally, Transaction Data shall be considered Confidential Information of FDMS. Information shall not be considered Confidential Information to the extent, but only to the extent, that such information is: (i) already known to the receiving party free of any restriction at the time it is obtained; (ii) subsequently learned from an independent third party free of any restriction and without breach of this Agreement; (iii) or becomes publicly available through no wrongful act of the receiving party; (iv) independently developed by the receiving party without reference to any Confidential Information of the other; or (v) required to be disclosed by law.

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

     (b) The party receiving the Confidential Information shall: (i) maintain it in confidence, except to the extent necessary to carry out the purposes of this Agreement, in which event written confidentiality restrictions shall be imposed upon the parties to whom such disclosures are made;
         (ii) use at least the same degree of care in maintaining its secrecy as it uses in maintaining the secrecy of its own Confidential Information, but in no event less than a reasonable degree of care; and (iii) return all copies, notes, packages, diagrams, computer memory media and all other materials containing any portion of the Confidential Information to the disclosing party upon its request, unless such Confidential Information is necessary to continue to perform obligations pursuant to this Agreement. The specific terms of this Agreement, but not the general relationship of the parties or that the parties have entered into an agreement, shall be considered Confidential Information.


18) No Implied Licenses. Except as expressly provided herein, no grant or conveyance under any of FDMS' or ValueStar's respective intellectual property rights is hereby given or intended, including, but not limited to, any license whether by implication, estoppel, or otherwise.

19) Termination. Either party may at its option immediately terminate this Agreement by giving written notice thereof to the other party in the event of the occurrence of any of the following:

     a) If the other party becomes insolvent, or a petition in bankruptcy is filed, or any similar relief is filed by or against the other party, or a receiver is appointed with respect to any of the assets of the other party, or a liquidation proceeding is commenced by or against the other party; or

     b)  A material  breach by the other party of Section 17  (Confidentiality),
         Section 15 (Registered Credit Card Numbers, Registered Participating Merchants and Use of Transaction Data), or Section 16 (Privacy Policy),
         - unless such breach is not willful or intentional (with respect to the officers or management of the breaching party) and the breaching party
         (i) immediately takes action to cause such breach to cease and (ii) can provide to the non-breaching party satisfactory evidence (in the reasonable determination of the non-breaching party) of the breaching party's plan to ensure that a similar breach will not recur, provided that in the event of a second breach under this Section that is not willful or intentional within any consecutive six month period, the non-breaching party may terminate immediately; or

     c) Failure to correct or cure any material breach by the other party of this Agreement within ninety (90) calendar days after receipt by the other party of a written notice from such party specifying such breach, provided that the breaching party is obligated to commence a cure as soon as practicable after receiving notice thereof. Provided, however, that the decision to terminate must be exercised and communicated to the other party within 90 days after receipt of information establishing the right to terminate or 180 days after receipt of information establishing the right to terminate for breaches of Sections 12 (Payments), 15 (Registered Credit Card Numbers, Registered Participating Merchants and Use of Transaction Data), 16 (Privacy Policy), or 17 - (Confidentiality), or the right to terminate for that occurrence (but not future occurrences) is waived.

20) Ownership. FDMS owns all rights in or to the FDMS System, as well as all enhancements to the foregoing (together, the "FDMS Property"). ValueStar owns all rights in or to the ValueStar Benefits Program and ValueStar System, as well as all enhancements to the foregoing (together, the "ValueStar Property")

21) General Indemnification. Each party shall indemnify and hold harmless the other, its shareholders, officers, directors and employees, from and against any losses or damages incurred by the other party, including reasonable attorney fees, as a result of third party claims related to (a) such party's breach of any representation or warranty contained herein; (b) such party's performance under this Agreement or any agreement between such party and a third party under which such party provides its respective System and/or services, except to the extent such loss or claim is due to the gross negligence or willful misconduct of the other party; and (c) disclosure or use of Transaction Data or Registered Consumer Information. The indemnity obligations of both parties under this Section are contingent upon the party seeking indemnity (i) giving prompt written notice to the indemnifying party of any such claim, (ii) allowing the indemnifying party to control the defense and settlement of such claim, and (iii) reasonably co-operating with the indemnifying party in the defense and settlement of such claim.

22) Limitation of Liability. Except for liability for breach of Sections 12 (Payments), 15 (Registered Credit Card Numbers, Registered Participating Merchants and Use of Transaction Data), 16 (Privacy Policy), or 17 (Confidentiality), the cumulative aggregate liability of either party for all losses, claims, suits, controversies, breaches or damages for any cause whatsoever and regardless of the form of action or legal theory, shall be limited to the actual direct out of pocket expenses that are reasonably incurred by either party and shall not exceed *****.

23) Exclusion. EXCEPT FOR LIABILITY FOR BREACH OF SECTION 15 (Registered Credit Card Numbers, Registered Participating Merchants and USE OF TRANSACTION
     DATA), SECTION 16 (PRIVACY POLICY), OR SECTION 17 (CONFIDENTIALITY), IN NO EVENT SHALL EITHER PARTY TO THIS AGREEMENT OR ANY OF ITS DIRECTORS, OFFICERS, OR EMPLOYEES BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL DAMAGES OR THE LIKE, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER EITHER PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

24) Audit Rights. Each party shall have the right to retain an independent third party to audit copies of all relevant books and records of the other no more than one time in any twelve month period for the sole purpose of verifying the accuracy of calculations made under this Agreement with respect to fees payable hereunder. The auditing party shall bear the cost of such audit, provided that in the event the audit reveals an error in the auditing party's favor in excess of $5,000, then the audited party shall bear the cost of the audit. In the event the audit reveals a shortfall in any amount, the party owing such shortfall shall promptly pay it.

25) Dispute Resolution. Each party agrees that, unless otherwise required in order to comply with deadlines under the law, it will not file action or institute legal proceedings with respect to any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement, until: (i) it has given the other party written notice of its grievance;
     (ii) the other party has failed to provide a prompt and  effective  remedy;
     (iii) it has requested senior executives for both parties to meet and discuss the matter in order to consider informal and amicable means of resolution; and (iv) either such meeting failed to occur within thirty (30) days after such request or the meeting did not produce a mutually satisfactory resolution of the matter. The foregoing provision shall not apply to the extent a party requires an equitable remedy and time is of the essence.

26) Press Release. Neither party shall make a press release or other statement to the general public regarding this Agreement or the parties' relationship without first obtaining the prior written approval of such release or statement from the other party. Notwithstanding the foregoing, it is the parties' intent to issue a mutually agreed-upon press release within 30 days of the Effective Date in which the parties describe the Program and its launch.

27) Required Disclosure. Notwithstanding anything contained in this Agreement to the contrary, if either party, or any of its employees, shall be under a legal obligation in any administrative, governmental or judicial circumstance involuntarily to disclose any Confidential Information of the other, it shall give the party that owns such Confidential Information (the "Disclosing Party") prompt notice thereof so that the Disclosing Party may seek an appropriate protective order. If the Disclosing Party is unsuccessful in obtaining such protective order, and if the party receiving such Confidential Information (the "Receiving Party") or any such employee would, in the opinion of its counsel, be held in contempt or suffer other censure or penalty for failure to disclose, disclosure pursuant to the order or decree of an administrative, governmental or judicial authority with jurisdiction over such party may be made by the Receiving Party or its employees without liability hereunder.

28) Non-Exclusive. Except as expressly provided herein, nothing in this Agreement will prohibit or restrict either party from entering into a similar arrangement with a third party and/or from developing on its own a product or service similar to the ValueStar System or the FDMS System, subject to the terms of Section 16 (Confidentiality).

29) Compliance with Law. Each party will comply with all applicable laws and regulations of governmental bodies or agencies in connection with its performance under this Agreement.

30) Relationship of the Parties. The parties are acting as independent contractors and not as partners or in the capacity of any type of joint venture.

31) Force Majeure. Neither party shall be in default if failure to perform any obligation hereunder, except for any obligation to make payment, is caused solely by supervening conditions beyond that party's control, including acts of God, civil commotion, and strikes.

32) Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior or contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties hereto, relating to any transaction contemplated by this Agreement. Nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

33) Assignment. Neither party shall assign any interest in this Agreement without the prior written consent of an authorized executive officer of the other, provided that FDMS may assign this Agreement to an Affiliate (not including Alliances) without ValueStar's prior consent.

34) Governing Law. The rights and obligations of the parties under this Agreement shall be governed by law of the State of New York, without regard to that state's choice of law provisions.

35)  Survival.  The  following  provision  shall  survive  termination  of  this
     Agreement: Sections 4(d) Exclusive Rights, 14 (Non-Solicitation Obligation), 15 (Registered Credit Card Numbers, Registered Participating Merchants and Use of Transaction Data), 16 (Privacy Policy), 17 (Confidential Information), 18 (No Implied License), 20 (Ownership), 21 (General Indemnification), 22 (Limitation of Liability), 23 (Exclusion), and 25 (Dispute Resolution).

36) Waiver. Any failure of either party to enforce, at any time or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of the right of that party to enforce such provisions unless said waiver is in writing, and signed by an authorized executive officer.

37) Notices. Any notice required or permitted to be given under this Agreement shall be sent in writing, by prepaid, certified, return receipt requested, first-class air mail to the respective party at the address below, or to such other address as each party may hereafter specify in writing to the other.

         If to ValueStar:           Jim Stein, Chief Executive Officer
                                    ValueStar, Inc.
                                    360 22nd Street
                                    Oakland, California  94612
                                    Fax: (510) 808-1400
         with a copy to:            Roger Metzler, General Counsel
                                    ValueStar, Inc.
                                    360 22nd Street
                                    Oakland, California  94612
                                    Fax: (510) 808-1400

         If to FDMS:

         with a copy to:            General Counsel
                                    First Data Merchant Services Corp.
                                    12500 East Belford Avenue, Suite M16-S
                                    Englewood, Colorado 80112
                                    Fax: (720) 332-0033

         All such notices shall be deemed to have been given upon receipt.

38) Severability of Provisions. Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid or contrary to any existing or future law, such invalidity shall not impair the operation of this Agreement or affect those portions of this Agreement which are valid.

39) Enumerations and Headings. The enumerations and headings contained in this Agreement are for convenience of reference only and are not intended to have any substantive significance in interpreting this Agreement.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned parties have duly executed this Agreement on the Effective Date.

FIRST DATA MERCHANT SERVICES CORPORATION

By:               /s/ Steven L. VanFleet
                  ---------------------------
Name:             Steven L. VanFleet
Title:            Senior Vice President

VALUESTAR INCORPORATED

By:               /s/ Jim Stein
                  ---------------------------
Name:             Jim Stein
Title:            Chief Executive Officer

                                    EXHIBIT A

                     FORM OF CHANNEL PARTICIPATION AGREEMENT


*****










         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                    EXHIBIT B

                 DESCRIPTION OF PROGRAM AND PARTIES' OBLIGATIONS

ValueStar has created a local rating system for local service and professional companies called ValueStar Ratings or ValueStar Real-Time Ratings and a benefits program for consumers and businesses called ValueStar Benefits.

ValueStar Ratings currently consist of a rating methodology that entails rating local brick and mortar service companies on credentials and customer satisfaction and assigning one of three ValueStar Ratings brands based on the amount of information ValueStar has verified on each company and a comparison of that information to ValueStar Ratings standards.

Companies that earn the ValueStar Verified or ValueStar Top-Rated rating brands are invited to become ValueStar Authorized. To qualify for the ValueStar Authorized, the company must agree to participate in ValueStar's Real-Time Ratings, to maintain high customer satisfaction, to maintain high customer satisfaction, to follow ValueStar's comlint resolution process and to pay ValueStar a fee.

ValueStar Benefits are provided either directly to consumers that join or through credit card issuing banks that add the ValueStar Benefits to their card offering. Members are called ValueStar Rating Partners and are encouraged to purchase from and rate ValueStar Authorized companies. Rating Partners receive free access to ValueStar Ratings and other ValueStar Buying content, ValueStar Rating Points (redeemable for products, charitable donations, services and travel), complaint resolution services and a money-back satisfaction program (up to $500).

Roles/Responsibilities

The table below highlights examples of various responsibilities between FDMS and ValueStar.

Value Star

         A) Will provide the ValueStar Benefits and Program to Registered Participating Merchants and Registered Consumers.

         B) Marketing:

               - Will provide marketing materials and develop/implement market awareness for the ValueStar brand.

               - Establish internet presence with Program descriptions and explanations.

         C) Funding/Commissions: *****


         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

FDMS

         A)  Marketing:

         - Wiil provide marketing materials and develop/implement market awareness for the ValueStar brand to its Partner/Client base.

         - FDMS will provide leads for the ValueStar proposition through the exisiting sales and other client contact channels.

B)       Funding/Commissions:
         *****




         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                    EXHIBIT C

                                    TASK PLAN

                                      *****











         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                    EXHIBIT D

                                  REPORT DETAIL



                                      *****








         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.

                                    EXHIBIT E

                               FEES / Commissions

                                      *****













         PORTIONS OF THIS EXHIBIT DENOTED HEREIN BY ***** HAVE BEEN OMMITTED (BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT) AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2.